UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 17, 2025
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 North Shoreline, Ste. 800, Corpus Christi, Texas, U.S.A.	78401
(U.S. corporate headquarters)	(Zip Code)

1830 – 1188 West Georgia Street Vancouver, British Columbia, Canada	V6E 4A2
(Canadian corporate headquarters)	(Zip Code)

(Address of principal executive offices)

(361) 888-8235
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure

On April 17, 2025, the Company issued a news release to announce that Amir Adnani, UEC’s Founder, President and Chief Executive Officer (“CEO”) has been appointed to the World Nuclear Association (“WNA”) Board of Management.

The WNA, headquartered in London, facilitates the growth of the nuclear sector by connecting key industry players, representing the industry’s position on the world stage, and providing leading and authoritative information on nuclear energy. Its members are responsible for 70 percent of the world's nuclear energy generation. The members appoint a general manager and elect a 20-member Board of Management to provide management guidance, governance and leadership in setting the WNA’s policies and strategic objectives.

Amir Adnani, President and CEO stated:

“It’s an honor to join the WNA Board of Management at such a pivotal time for our industry. The growing number of countries and major organizations joining the pledge to triple global nuclear capacity by 2050 marks a seminal moment—creating the most consequential opportunity in decades to shape the future of clean energy. I look forward to working alongside my fellow Board members to help guide this transformation and ensure nuclear energy plays its essential role in delivering affordable, reliable and carbon-free power worldwide.”

Sama Bilbao y León, Director General of the World Nuclear Association, commented:

“We are pleased to welcome Amir to the Board at this pivotal moment for nuclear energy. His entrepreneurial drive, engagement with the finance community and innovative leadership are well aligned with the industry’s ambition to triple nuclear capacity. Amir brings valuable insight and momentum, and I look forward to working with him and the rest of the Board towards shaping this exciting future.”

For more information on the WNA see their website at www.world-nuclear.org.

A copy of the news release is attached as Exhibit 99.1 hereto.

The information in this Current Report on Form 8-K (including the Exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

99.1	News Release dated April 17, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: April 17, 2025.	By:	/s/ Josephine Man
Josephine Man, Chief Financial
Officer, Treasurer and Secretary